UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2004 (February 26, 2004)

SYMBION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50574	62-1625480
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215
(Address of principal executive offices) (Zip Code)

(615) 234-5900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c) Exhibits

99	Press Release, dated February 26, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 26, 2004, Symbion, Inc. issued a press release announcing its results for the fourth quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2004	SYMBION, INC.
	By:	/s/ Kenneth C. Mitchell Kenneth C. Mitchell Chief Financial Officer and Senior Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release, dated February 26, 2004

4